Alliance Institutional
Funds

Annual Report
October 31, 2002

                                [GRAPHIC OMITTED]

                                            ALLIANCE CAPITAL [LOGO](R)
                                            The Investment Professional's Choice
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                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

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                                                          LETTER TO SHAREHOLDERS
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LETTER TO SHAREHOLDERS
December 26, 2002

Dear Shareholder:

This report provides an update on the performance and investment activity of the portfolios of Alliance Institutional Funds for the annual reporting period ended October 31, 2002.

Alliance Premier Growth Institutional Fund
Portfolio Manager: Alfred Harrison

Investment Objectives and Policies

Alliance Premier Growth Institutional Fund (the "Fund") is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. stocks, for the six- and 12-month periods ended October 31, 2002. Also included are the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad stock market, for the corresponding periods.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
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Alliance Premier Growth Institutional Fund
     Class I                                             -16.10%        -19.76%
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     Class II                                            -16.25%        -20.04%
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S&P 500 Stock Index                                      -17.01%        -15.10%
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Russell 1000 Growth Index                                -17.87%        -19.62%
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*     The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies

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                                                ALLIANCE INSTITUTIONAL FUNDS o 1
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LETTER TO SHAREHOLDERS
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      and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

      Additional investment results appear on pages 12-15.

Undeniably, the past year has been a very difficult period for equity investors as the broader market declined for a third straight year. The Fund was not immune to the drop, registering slightly less of a decline than both the Russell 1000 Growth Index and the S&P 500 Index for the six-month period ended October 31, 2002. For the 12-month period under review, the Fund's Class I shares posted a return of -19.76%, slightly underperforming the Russell 1000 Growth Index and the S&P 500 Index, which returned -19.62% and -15.10%, respectively. In spite of this adversity, the Fund was helped by investments in health care and select consumer discretionary stocks (UnitedHealth Group, Inc., Cardinal Health, Inc., Johnson & Johnson, Kohl's Corp., Wal-Mart Stores, Inc.). Performance was hurt by substantial drops in specific investments such as AOL-Time Warner, Inc., Tyco International, Ltd., and Home Depot Inc. (all of which have been sold from the Fund's portfolio) and declines in AT&T Wireless Services, Inc., Sprint Corp. (PCS Group) and select technology names.

Economic Review

Despite a spate of data that indicates economic recovery is experiencing a somewhat erratic but sustainable trajectory, the equity markets remain skeptical. In fact, only one of the S&P 500 economic sectors (transportation) showed positive market returns for the 12-month period ended October 31, 2002. Most of the sectors showed significant declines. At some point in the future, however, the demand for equities, for whatever reason, will rise and the move may be sharp and possibly sustained. At a time when 9% pension fund assumptions (corporate and public) cannot be met with 4% bonds, equities are likely to play an increasing role.

The task for portfolio managers is to pre-position for the next bull market. We have emphasized those companies that can demonstrate double-digit growth and preferably have price-to-earnings (P/E) multiple to growth (PEG) ratios that are around or below 1.0. The current climate is one of extreme risk aversion, and it may require a little courage to recognize that investors are being paid to take risk for the first time in several years. We view downside risk as more contained and upside possibilities, certainly over the near-term, as generous.

Companies in every field are stressing cost cutting as the first order of the day and are operating with very low inventories and often good cash positions. This means that when demand moves up, there will be strong operational


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                                                          LETTER TO SHAREHOLDERS
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leverage during the first recovery phase. It is disappointing that world growth is not of a higher order, given low interest rates and fiscal stimulation. The Fund's portfolio remains barbelled between steady, predictable growers
(including many financial stocks) and companies more exposed to further economic recovery (select media and consumer services). By contrast, the Fund does remain underweight in technology.

Review of Investment Strategy

The Fund seeks long-term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only the highest assurance of upward earnings, and we remain extremely price conscious when looking at one stock against another. The Fund is not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks, and believe a middle road is the correct path given our positive feeling on fundamentals but some discomfort with the higher level of risk that the economy overall may slow more abruptly than generally believed. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.

Alliance Quasar Institutional Fund

Portfolio Manager: Bruce K. Aronow

Investment Objectives and Policies

Alliance Quasar Institutional Fund (the "Fund") is an open-end fund that seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The following table provides performance results for the Fund and its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended October 31, 2002.


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LETTER TO SHAREHOLDERS
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INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
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Alliance Quasar Institutional Fund
     Class I                                              -27.72%       -22.94%
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     Class II                                             -28.01%       -23.40%
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Russell 2000 Growth Index                                 -28.95%       -21.57%
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*     The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

      Additional investment results appear on pages 16-19.

Hurt by continued uncertainty regarding the pace of economic recovery and the potentially negative impact a stalled economy could have on future earnings prospects, small-cap growth stocks declined sharply over the six-month period ended October 31, 2002. The Fund's Class I shares declined 27.72% over the six-month period, modestly outperforming the Russell 2000 Growth Index which declined 28.95% over the same time frame. Outperformance during the period was driven by favorable stock selection in the industrial and consumer sectors of the Fund's portfolio. Sector allocations were roughly neutral to relative returns during the period.

Benefiting from a sharp rise early in the period, returns over the 12-month period fared somewhat better than the past six months, but returns were still down significantly. For the past 12 months, the Fund's Class I shares declined 22.94%, modestly trailing the Russell 2000 Growth Index's decline of 21.57%.

Investment Strategy

The Fund seeks investments in faster-than-average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review

The weakness of small-cap growth stocks over the six-month period was notable for its magnitude as well as its breadth. All economic sectors lost


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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

more than 10% of their value during the period, with the worst performing sector, technology, declining a staggering 40% during the period. Even perceived safe havens such as health care and consumer staples declined 27% and 22%, respectively, over the six-month period. Consistent with the pattern experienced over much of the past two years, small-cap value strategies significantly outperformed small-cap growth-oriented strategies.

Despite the headwind associated with its emphasis on investments in faster-growing companies, returns for the Fund kept pace with--and in fact, modestly outperformed--the Russell 2000 Growth Index for the six-month period. Strong stock selection in the industrial and consumer sectors of the Fund was partially offset by disappointing stock-selection in the technology and health care sectors. Stock selection in the aggregate contributed favorably to the period's relative returns. Sector allocations during the period were roughly neutral to relative returns as the benefit of a modest underweight in technology was largely offset by an underweight in financial services.

Two biotechnology companies, The Medicines Co. and Intermune, topped the list of strongest contributors with gains of 56% and 48%, respectively, during the six-month period. Both stocks benefited from a seasonal rally in product-based biotechnology stocks that provided a strong boost to returns during the last month of the period. The Medicines Co. benefited subsequently from a favorable outcome in an important clinical trial. LeapFrog Enterprises, a developer of innovative interactive educational products, and Take-Two Entertainment, a publisher of video game software, were two names within the consumer slice of the Fund's portfolio that also posted very strong gains during the period. Both companies have seen a strong start to the important holiday selling season with better-than-expected sales of key products. Even the difficult technology sector had a handful of standout performers during the period, including Cognos Inc. and Hyperion Solutions, two developers of business intelligence software. Both of these companies have managed to grow their bottom lines, despite very tight technology budgets, by focusing on solutions that enable decision-makers to manage their business more effectively.

Strong relative gains in the industrial segment of the Fund benefited from continued strong performance of several of the Fund's defense-related investments, including Engineered Support Systems and United Defense Industries. Bank stocks, UCBH Holdings and R&G Financial Corp., also contributed favorably to the Fund's performance.

Given the exceptionally difficult environment for technology stocks, it is perhaps not surprising that several of the biggest disappointments were in this sector. Among them were Retek, a provider of supply chain solutions to the retail industry, Semtech, a supplier of mixed-signal semiconductors, and


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                                                ALLIANCE INSTITUTIONAL FUNDS o 5
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LETTER TO SHAREHOLDERS
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Aeroflex, a provider of semiconductor testing solutions. All three of these companies have fallen victim to cutbacks in technology spending. Within the miscellaneous sector of the Fund's portfolio, Insight Enterprises, a direct reseller of computers and related products, also performed poorly during the quarter as the difficult U.S. spending environment and challenges related to an overseas acquisition led to lowered earnings expectations. Other disappointments during the period were Edison Schools, a for-profit operator of public schools, and Cytyc Corp, a developer of diagnostic tests. Consistent with the Portfolio Management Team's emphasis on companies demonstrating favorable earnings momentum, all of these positions have been sold or are in the process of being liquidated.

Outlook

Although small-cap growth stocks have recently rallied from an oversold condition, earnings visibility for the remainder of the year and for 2003 still remains limited. In fact, earnings revision trends, which had shown some improvement earlier in the year, have recently deteriorated across all but two economic sectors--health care and energy. Potentially troubling is the deterioration in consumer earnings trends, given the proximity to the important holiday selling season, as well as the significant role that the consumer has played throughout the recovery.

While earnings expectations may have factored in an overly optimistic view of how quickly the economy might recover, inputs from many company contacts would suggest that the economy does, in fact, remain on the mend. Commenting specifically on the consumer, soft apparel sales in August and September improved significantly as weather turned cooler in October. Importantly, other discretionary categories are likely to benefit from increased refinancing activity, which will provide improved consumer liquidity in time for the important holiday shopping season.

Given the mixed economic outlook, the Fund has maintained a diversified approach to its investments with commitments to both cyclical and more defensively positioned companies. Importantly, the Fund is positioned accordingly, as we view the recent slowdown in growth as a reflection of a pause in the recovery and not the early signs of a double-dip recession. Presently, the Fund is overweight in health care and energy, the only two sectors with favorable earnings revision trends. The Fund's holdings in the consumer, technology, and industrial sectors are roughly market weight, with underweighted positions in the financial services and utilities sectors.

Some of the more significant new names added during the six-month period include American Capital Strategies, a publicly-traded provider of buyout and mezzanine financing, mortgage insurer Triad Guaranty, R&G Financial Corp, a rapidly growing Puerto Rican commercial bank, Philadelphia Suburban, a rapidly growing water util-


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                                                          LETTER TO SHAREHOLDERS
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ity company, Conceptus, a medical device company focused on birth control, and
Chico's FAS, a retailer of a private women's clothing label. The addition of the three financial services companies highlighted above--American Capital Strategies, R&G Financial, and Triad Guaranty--have helped to significantly narrow the large underweight in financial services that existed following the Russell rebalance at the end of June. The largest new addition in the technology sector of the Fund's portfolio is Cognos, a provider of business intelligence software solutions. Despite the challenging environment for enterprise spending, Cognos's strategic solutions have remained in high demand throughout the technology downturn.

While the environment remains challenging and growth-style investing very much out of favor, we remain committed to our belief in investments in high-quality, rapidly growing companies showing favorable earnings momentum.

AllianceBernstein Real Estate Investment Institutional Fund

Portfolio Manager: Daniel G. Pine

Investment Objectives and Policies

AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") is an open-end fund that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The following table provides performance results for the Fund and its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2002.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
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AllianceBernstein Real Estate Investment Institutional
Fund
     Class I                                              -9.81%         4.58%
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     Class II                                            -10.08%         4.17%
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NAREIT Equity Index                                       -9.85%         6.37%
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S&P 500 Stock Index                                      -17.01%       -15.10%
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*     The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 7
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LETTER TO SHAREHOLDERS
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      The unmanaged National Association of Real Estate Investment Trusts
      (NAREIT) Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

      Additional investment results appear on pages 20-23.

After bucking the severe downtrend suffered by the U.S. equity market for the past two years, real estate investment trusts (REITs) posted a -9.85% total return during the most recent six-month period. As a result, full year returns dropped back to 6.37%, as measured by the NAREIT Equity Index. These results continue to stand out from the dismal results of the broader U.S. equity market, measured by the S&P 500 Stock Index, which has declined by 17.01% and 15.10% for the six- and 12-month periods ended October 31, 2002, respectively. Real estate fundamentals tend to lag the overall economic cycle, albeit with less violent swings due to the longer-term nature of lease-based revenues and the inherent stability of the tangible value of commercial real estate. Essentially, the recession caught up with real estate in the most recent review period.

The Fund, too, performed well relative to the overall stock market over the six- and 12-month periods measured. However, the Fund's performance lagged that of its real estate index for the 12-month period and matched the benchmark in the most recent six months. The bulk of this poor relative performance occurred early in the Fund's fiscal year. During the first six months of the fiscal year, the Fund nearly tripled in size. This created a significant cash drag in a rising market. Performance matched the overall REIT market in the most recent six-month period. The Fund's portfolio benefited from its high exposure to retail property companies, the best performing sector of the REIT market, and its specific stock selection among office, industrial, and apartment companies. The Fund suffered from too much exposure to lodging companies in the face of a delayed onset to an economic recovery.

Market Overview

The decline of REIT prices during the quarter was brought about by the sudden realization that there has been slow yet steady erosion in property market fundamentals. As always, the balance between supply and demand for space drives real estate market fundamentals. Although supply growth has been constrained throughout the past cycle, demand has faltered as the country's economic malaise has continued. As a result, earnings growth expectations for most real estate companies have withered. We entered this year expect-


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                                                          LETTER TO SHAREHOLDERS
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ing a modest level of cash flow growth--4% for the REIT industry. We now expect that this will be a flat to slightly negative year. Worse yet, there is no consensus for growth in 2003. This uncertainty undercuts market pricing because real estate typically is seen as a safe haven in times of turmoil. As the recession lengthens, this haven seems less safe than it had previously appeared.

Of course, some sectors and regions have performed better than others in this downturn. Bright spots include retail, industrial, and downtown office. Retail activity has remained robust as the U.S. consumer has continued to spend. Industrial properties are perceived to be early beneficiaries of an economic recovery. Downtown office has remained solid because lease terms are among the longest in the industry and select large markets (such as New York and Washington, DC) have been the beneficiaries of specific supply/demand drivers. Weakness has been most pronounced in suburban office, apartments, and hotels. Suburban office demand has been driven by many of the industries most affected by the recession and is relatively easy to build. Apartment demand has suffered from both job loss and the relative affordability of home ownership driven by low interest rates. Hotels have suffered from significant declines in business travel and consumer mood.

Investment Activity

In anticipation of these trends, we increased our exposure to retail and industrial properties at the expense of suburban office and apartments earlier in the fiscal year. We continued adding to retail and subtracting from residential properties in recent months as the underlying drivers of these decisions remain in place. We have stopped adjusting our industrial and suburban office exposures, however, because share prices accurately appear to reflect the near-term prospects for these sectors. Indeed, we have begun adding to our hotel exposure because prices appear to reflect a worst case operating environment. We have also begun to reduce our exposure to New York City office companies because their valuations do not reflect their operating challenges.

Some of these changes have helped us in the short-term while others have hurt. As previously mentioned, the Fund benefited from its exposure to retail and from our stock selection within the sector. Our additions to hotels hurt modestly, but our selection of hotel companies with high quality urban exposure intensified the pain. We expect that this hotel exposure will help us in the long-term, but clearly we appear to have gone too far too fast in this volatile sector.

As part of our ongoing portfolio evolution, we added two new holdings in the past six months and eliminated one investment. The new holdings are Starwood Hotels and United Dominion Realty. Starwood is among the largest hotel owners in the world. We believe its portfolio of high quality brands and properties will perform well once the U.S. and global economy return to growth. Frankly, we are unsure when this will occur, but we were willing to add Starwood at its current price because it trades at a substantial discount


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                                                ALLIANCE INSTITUTIONAL FUNDS o 9
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LETTER TO SHAREHOLDERS
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to the value of its properties (assuming a poor operating environment), and its balance sheet is among the strongest in the hotel business.

United Dominion Realty is an owner of lower quality apartments in the sunbelt. The company has been a perennial underperformer. However, new management was brought in last year to overhaul the company's strategy and execution. As operations improve from their current woeful state, United Dominion's shares should outperform their apartment competitors. We believe this undervalued entity will produce above average returns even in this difficult environment for apartments.

We recently eliminated our investment in Brookfield Properties because it appeared fully priced. Brookfield is a large owner of office properties in lower Manhattan, among other markets. Its share price was severely depressed after the events of September 11. However, its price fully recovered in the succeeding year. In fact, we exited our position at prices above Brookfield's pre-September 11 price in spite of the dislocation in its largest market.

Market Outlook

Overall, we believe that the Fund's portfolio is well positioned for the current period of uncertainty. The timing of the anticipated economic rebound remains difficult to predict. The companies in the Fund's portfolio, on average, have greater financial strength and more secure dividends than their peers. They are also slightly cheaper, on average, and should experience slightly higher growth in cash flow than the REIT market overall. However, we are reticent to take on any large exposures by sector or geography. We anticipate that portfolio turnover, which has been higher than normal, will remain elevated as we seek to maximize value in these turbulent times.

In conclusion, REITs have provided investors with extraordinary benefits over the past few years. They have dramatically exceeded returns posted by other investments and moderated overall portfolio volatility. We do not believe that REITs will continue to produce outsized returns. Given today's valuations, dividend yields, and operating environment, we expect the sector to produce modest returns over the next few years. We think these returns will be competitive with other investment alternatives. However, we do continue to expect REITs to provide outsized benefits from the standpoint of risk reduction. We believe that this combination of characteristics merits your continued attention.


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                                                          LETTER TO SHAREHOLDERS
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In conclusion, we thank you for the continued confidence you have shown in the
Alliance Institutional Funds, and we look forward to reporting their progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Alfred Harrison

[PHOTO]     Bruce K. Aronow

[PHOTO]     Daniel G. Pine

Portfolio Managers, Alfred Harrison, Bruce K. Aronow and Daniel G. Pine, have over 41, 14 and 22 years of investment experience, respectively.


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                                               ALLIANCE INSTITUTIONAL FUNDS o 11
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PREMIER GROWTH INSTITUTIONAL FUND
               PERFORMANCE UPDATE
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
GROWTH OF A $2,000,000 INVESTMENT
1/31/98* TO 10/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

S&P 500 Stock Index:                                 $1,927,943

Alliance Premier Growth Institutional Fund Class I:  $1,734,369

Russell 1000 Growth Index:                           $1,626,892

This chart illustrates the total value of an assumed $2,000,000 investment in Alliance Premier Growth Institutional Fund Class I shares (from 1/31/98 to 10/31/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 1/7/98.

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                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PERFORMANCE UPDATE
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

     Alliance Premier Growth Institutional Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                            Alliance Premier Growth        Russell 1000
                              Institutional Fund           Growth Index
--------------------------------------------------------------------------------
      10/31/98*                     26.20%                    18.24%
      10/31/99                      39.17%                    34.25%
      10/31/00                       3.94%                     9.33%
      10/31/01                     -37.36%                   -39.95%
      10/31/02                     -19.76%                   -19.62%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Premier Growth Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 1/7/98 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 12/31/97 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 13

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
                PORTFOLIO SUMMARY
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATES          PORTFOLIO STATISTICS

Class I Shares           Net Assets ($mil): $89.4
1/7/98                   Average Market Capitalization ($mil): $38,019
Class II Shares
1/7/98

SECTOR BREAKDOWN

29.0% Consumer Services
28.3% Finance
20.5% Health Care                       [PIE CHART OMITTED]
15.4% Technology
 4.4% Consumer Staples
 1.6% Capital Goods

 0.8% Short-Term

All data as of October 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
14 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               INVESTMENT RESULTS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class I Shares
--------------------------------------------------------------------------------
                                                         Period Ended
                                                       October 31, 2002
                     1 Year                                -19.76%
            Since Inception*                                -1.77%

Class II Shares
--------------------------------------------------------------------------------
                                                         Period Ended
                                                       October 31, 2002
                     1 Year                                -20.04%
            Since Inception*                                -2.12%

AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30,
2002)

                                              Class I         Class II
                                              Shares           Shares
--------------------------------------------------------------------------------
                     1 Year                   -25.26%          -25.42%
            Since Inception*                   -3.71%           -4.04%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 1/7/98 Class I & II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 15

-------------------------
QUASAR INSTITUTIONAL FUND
       PERFORMANCE UPDATE
-------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
GROWTH OF A $2,000,000 INVESTMENT
3/31/98* - 10/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Quasar Institutional Fund Class I: $1,268,333

Russell 2000 Growth Index:                  $1,242,501

This chart illustrates the total value of an assumed $2,000,000 investment in Alliance Quasar Institutional Fund Class I shares (from 3/31/98 to 10/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2000 of the smallest stocks representing approximately 10% of the U.S. equity market.

When comparing Alliance Quasar Institutional Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 3/17/98.


--------------------------------------------------------------------------------
16 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PERFORMANCE UPDATE
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

         Alliance Quasar Institutional Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                            Alliance Quasar             Russell 2000
                           Institutional Fund           Growth Index
--------------------------------------------------------------------------------
      10/31/98*                 -25.80%                    -23.00%
      10/31/99                    6.88%                     29.28%
      10/31/00                   43.69%                     16.16%
      10/31/01                  -27.20%                    -31.50%
      10/31/02                  -22.94%                    -21.57%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Quasar Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 3/17/98. The benchmark's return for the period ended 10/31/98 is from 3/31/98 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 17

-------------------------
QUASAR INSTITUTIONAL FUND
        PORTFOLIO SUMMARY
-------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class I Shares                  Net Assets ($mil): $105.2
3/17/98                         Average Market Capitalization ($mil): $764
Class II Shares
3/17/98

SECTOR BREAKDOWN

22.3% Consumer Services
21.5% Health Care
18.6% Technology
15.7% Finance
 6.0% Capital Goods              [PIE CHART OMITTED]
 5.6% Energy
 4.0% Basic Industry
 2.5% Transportation

 3.8% Short-Term

All data as of October 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
18 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       INVESTMENT RESULTS
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class I Shares
--------------------------------------------------------------------------------
                                                         Period Ended
                                                       October 31, 2002
                     1 Year                                 -22.94%
            Since Inception*                                 -9.21%

Class II Shares
--------------------------------------------------------------------------------
                                                         Period Ended
                                                       October 31, 2002
                     1 Year                                 -23.40%
            Since Inception*                                 -9.59%

AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30,
2002)

                                              Class I         Class II
                                              Shares           Shares
--------------------------------------------------------------------------------
                     1 Year                   -16.69%          -17.38%
            Since Inception*                   -9.77%          -10.17%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investments in smaller companies tend to be more volatile than investments in mid- or large-cap companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/17/98, Class I & II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 19

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                       PERFORMANCE UPDATE
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
INSTITUTIONAL FUND
GROWTH OF A $2,000,000 INVESTMENT
12/31/97* - 10/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

S&P 500 Stock Index:                                                 $1,949,246

NAREIT Equity Index:                                                 $2,230,021

AllianceBernstein Real Estate Investment Institutional Fund Class I: $1,988,947

This chart illustrates the total value of an assumed $2,000,000 investment in AllianceBernstein Real Estate Investment Institutional Fund Class I shares (from 12/31/97 to 10/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to this class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing AllianceBernstein Real Estate Investment Institutional Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 12/9/97.


--------------------------------------------------------------------------------
20 o ALLIANCE INSTITUTIONAL FUNDS

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

         AllianceBernstein Real Estate Investment Institutional Fund--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                     AllianceBernstein Real Estate         NAREIT
                     Investment Institutional Fund      Equity Index
--------------------------------------------------------------------------------
      10/31/98*                 -18.61%                    -14.63%
      10/31/99                   -7.21%                     -7.04%
      10/31/00                   18.28%                     18.30%
      10/31/01                    8.05%                     14.29%
      10/31/02                    4.58%                      6.37%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class II shares will vary due to differences in expenses associated with this class. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including AllianceBernstein Real Estate Investment Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 12/9/97 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 11/30/97 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 21

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                        PORTFOLIO SUMMARY
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATES    PORTFOLIO STATISTICS

Class I Shares     Net Assets ($mil): $178.8
12/9/97            Average Market Capitalization ($mil): $2,682
Class II Shares
12/9/97

SECTOR BREAKDOWN

16.9% Apartments
19.8% Office
19.0% Regional Malls
10.9% Shopping Centers
 8.9% Diversified & Others
 8.1% Warehouse & Industrial                    [PIE CHART OMITTED]
 4.8% Hotels
 1.9% Office - Industrial Mix
 1.6% Real Estate Development & Management
 1.4% Health Care
 1.0% Storage

 5.7% Short-Term

All data as of October 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
22 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       INVESTMENT RESULTS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class I Shares
--------------------------------------------------------------------------------
                                                         Period Ended
                                                       October 31, 2002
                     1 Year                                  4.58%
           Since Inception*                                  0.19%

Class II Shares
--------------------------------------------------------------------------------
                                                         Period Ended
                                                       October 31, 2002
                     1 Year                                  4.17%
           Since Inception*                                 -0.12%

AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30,
2002)

                                              Class I         Class II
                                              Shares           Shares
--------------------------------------------------------------------------------
                     1 Year                    6.73%            6.43%
           Since Inception*                    1.27%            0.96%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. Investment in a fund that invests in a single sector, such as real estate, is more risky than a more diversified fund.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 12/9/97 Class I & II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 23

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
             TEN LARGEST HOLDINGS
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2002

                                                                      Percent of
Company                                                     Value     Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                            $ 6,095,539           7.0%
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                       4,394,576           5.0
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                       4,302,363           4.9
--------------------------------------------------------------------------------
Microsoft Corp.                                         4,298,988           4.9
--------------------------------------------------------------------------------
American International Group, Inc.                      4,247,145           4.8
--------------------------------------------------------------------------------
Kohl's Corp.                                            4,237,625           4.8
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                        4,199,756           4.8
--------------------------------------------------------------------------------
Pfizer, Inc.                                            3,979,193           4.5
--------------------------------------------------------------------------------
Citigroup, Inc.                                         3,831,604           4.3
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                3,810,805           4.3
--------------------------------------------------------------------------------
                                                      $43,397,594          49.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002

                                                --------------------------------
                                                             Shares*
                                                --------------------------------
Purchases                                        Bought       Holdings 10/31/02
--------------------------------------------------------------------------------
American International Group, Inc.               11,200                  67,900
--------------------------------------------------------------------------------
Applied Materials, Inc.                          92,700                  92,700
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                          31,170                  31,170
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                               33,300                  33,300
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          50,800                  50,800
--------------------------------------------------------------------------------
Pharmacia Corp. Cl.A                             37,900                  37,900
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                         43,600                  43,600
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group) Cl.A                   139,500                 310,900
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl.A          88,835                 130,035
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                10,000                  98,511
--------------------------------------------------------------------------------

Sales                                              Sold       Holdings 10/31/02
--------------------------------------------------------------------------------
Cardinal Health, Inc.                            61,900                  26,200
--------------------------------------------------------------------------------
Citigroup, Inc.                                 105,300                 103,697
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                 60,200                  68,200
--------------------------------------------------------------------------------
General Electric Co.                            202,800                  56,100
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                        45,400                  17,900
--------------------------------------------------------------------------------
Kohl's Corp.                                     68,300                  72,500
--------------------------------------------------------------------------------
Microsoft Corp.                                  56,500                  80,400
--------------------------------------------------------------------------------
Pfizer, Inc.                                    110,700                 125,250
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                         63,300                  41,900
--------------------------------------------------------------------------------

* Adjusted for a spin off.


--------------------------------------------------------------------------------
24 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       TEN LARGEST HOLDINGS
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 20012

                                                                      Percent of
Company                                                     Value     Net Assets
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.                      $ 1,860,040           1.8%
--------------------------------------------------------------------------------
Iron Mountain, Inc.                                     1,710,936           1.6
--------------------------------------------------------------------------------
Amphenol Corp. Cl.A                                     1,682,450           1.6
--------------------------------------------------------------------------------
UCBH Holdings, Inc.                                     1,621,143           1.5
--------------------------------------------------------------------------------
ScanSource, Inc.                                        1,546,373           1.5
--------------------------------------------------------------------------------
The Medicines Co.                                       1,534,764           1.5
--------------------------------------------------------------------------------
Trimeris, Inc.                                          1,518,624           1.4
--------------------------------------------------------------------------------
Hyperion Solutions Corp.                                1,487,700           1.4
--------------------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.                 1,426,625           1.4
--------------------------------------------------------------------------------
Investors Financial Services Corp.                      1,389,351           1.3
--------------------------------------------------------------------------------
                                                      $15,778,006          15.0%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002

                                                --------------------------------
                                                             Shares
                                                --------------------------------
Purchases                                        Bought       Holdings 10/31/02
--------------------------------------------------------------------------------
Accredo Health, Inc.                             28,600                  28,600
--------------------------------------------------------------------------------
Advanced Neuromodulation Systems, Inc.           36,900                  36,900
--------------------------------------------------------------------------------
American Capital Strategies, Ltd.                59,300                  59,300
--------------------------------------------------------------------------------
Cognos, Inc.                                     57,700                  57,700
--------------------------------------------------------------------------------
The Corporate Executive Board Co.                32,300                  32,300
--------------------------------------------------------------------------------
InterMune, Inc.                                  35,900                  35,900
--------------------------------------------------------------------------------
PSS World Medical, Inc.                         134,400                 134,400
--------------------------------------------------------------------------------
R&G Financial Corp. Cl.B                         48,500                  48,500
--------------------------------------------------------------------------------
Scios, Inc.                                      42,400                  42,400
--------------------------------------------------------------------------------
Triad Guaranty, Inc.                             29,900                  29,900
--------------------------------------------------------------------------------


Sales                                              Sold       Holdings 10/31/02
--------------------------------------------------------------------------------
Affymetrix, Inc.                                 26,100                      -0-
--------------------------------------------------------------------------------
AnnTaylor Stores Corp.                           17,000                      -0-
--------------------------------------------------------------------------------
Copart, Inc.                                     44,950                      -0-
--------------------------------------------------------------------------------
Elantec Semiconductor, Inc.                      26,400                      -0-
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                  9,200                  17,200
--------------------------------------------------------------------------------
Fred's, Inc.                                     19,450                      -0-
--------------------------------------------------------------------------------
Gaylan's Trading Co.                             48,500                      -0-
--------------------------------------------------------------------------------
Hot Topic, Inc.                                  32,050                      -0-
--------------------------------------------------------------------------------
SICOR, Inc.                                      91,800                      -0-
--------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.             29,000                      -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 25

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                     TEN LARGEST HOLDINGS
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2002

                                                                      Percent of
Company                                                     Value     Net Assets
--------------------------------------------------------------------------------
Vornado Realty Trust                                  $10,214,662           5.7%
--------------------------------------------------------------------------------
ProLogis Trust                                         10,108,340           5.7
--------------------------------------------------------------------------------
Simon Property Group, Inc.                              9,942,772           5.6
--------------------------------------------------------------------------------
Equity Office Properties Trust                          9,717,099           5.4
--------------------------------------------------------------------------------
General Growth Properties, Inc.                         8,813,064           4.9
--------------------------------------------------------------------------------
Apartment Investment & Management Co.                   8,029,490           4.5
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.                     7,781,040           4.3
--------------------------------------------------------------------------------
Boston Properties, Inc.                                 7,539,840           4.2
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                  6,809,373           3.8
--------------------------------------------------------------------------------
Host Marriott Corp.                                     6,212,320           3.5
--------------------------------------------------------------------------------
                                                      $85,168,000          47.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002

                                                --------------------------------
                                                             Shares*
                                                --------------------------------
Purchases                                        Bought       Holdings 10/31/02
--------------------------------------------------------------------------------
Apartment Investment & Management Co.            97,300                 228,500
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.             186,800                 363,600
--------------------------------------------------------------------------------
General Growth Properties, Inc.                  70,400                 183,300
--------------------------------------------------------------------------------
Host Marriott Corp.                             515,900                 757,600
--------------------------------------------------------------------------------
Mills Corp.                                     117,900                 211,400
--------------------------------------------------------------------------------
ProLogis Trust                                  165,500                 417,700
--------------------------------------------------------------------------------
Rouse Co.                                       106,800                 196,400
--------------------------------------------------------------------------------
Simon Property Group, Inc.                      165,400                 291,150
--------------------------------------------------------------------------------
United Dominion Realty Trust, Inc.              334,500                 334,500
--------------------------------------------------------------------------------
Vornado Realty Trust                            109,000                 277,950
--------------------------------------------------------------------------------

Sales                                              Sold       Holdings 10/31/02
--------------------------------------------------------------------------------
AvalonBay Communities, Inc.                      13,700                  47,300
--------------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)             90,000                      -0-
--------------------------------------------------------------------------------
Gables Residential Trust                         52,400                  39,100
--------------------------------------------------------------------------------
Kimco Realty Corp.                               28,000                 102,500
--------------------------------------------------------------------------------
Mission West Properties, Inc.                    62,100                  57,200
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               2,900                 133,600
--------------------------------------------------------------------------------
Trizec Properties, Inc.                         229,900                  72,386
--------------------------------------------------------------------------------

*     Adjusted for a spin off.


--------------------------------------------------------------------------------
26 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

Company                                                    Shares          Value
--------------------------------------------------------------------------------

COMMON STOCKS-100.8%

Consumer Services-29.5%
Airlines-3.5%
Continental Airlines, Inc.(a) ...................          80,900    $   513,715
KLM Royal Dutch Air (Netherlands) ...............         142,433      1,646,526
Northwest Airlines Corp. Cl.A(a) ................         138,700        950,095
                                                                     -----------
                                                                       3,110,336
                                                                     -----------
Broadcasting & Cable-5.9%
Comcast Corp. Cl.A(a) ...........................          33,300        766,233
Viacom, Inc. Cl.B(a) ............................          98,511      4,394,576
                                                                     -----------
                                                                       5,160,809
                                                                     -----------
Cellular Communications-7.1%
AT&T Corp. ......................................          83,300      1,086,232
AT&T Wireless Services, Inc.(a) .................         428,881      2,946,412
Sprint Corp. (PCS Group) Cl.A(a) ................         310,900      1,081,932
Vodafone Group Plc (ADR) (United Kingdom) .......          71,100      1,131,912
                                                                     -----------
                                                                       6,246,488
                                                                     -----------
Retail-General Merchandise-13.0%
Bed Bath & Beyond, Inc.(a) ......................          31,170      1,105,288
Kohl's Corp.(a) .................................          72,500      4,237,625
Lowe's Cos., Inc. ...............................         103,100      4,302,363
Target Corp. ....................................          15,800        475,896
Wal-Mart Stores, Inc. ...........................          25,000      1,338,750
                                                                     -----------
                                                                      11,459,922
                                                                     -----------
                                                                      25,977,555
                                                                     -----------
Finance-28.8%
Banking-Money Center-1.2%
J.P. Morgan Chase & Co. .........................          50,800      1,054,100
                                                                     -----------
Brokerage & Money Management-3.7%
Goldman Sachs Group, Inc. .......................          17,900      1,281,640
Merrill Lynch & Co., Inc. .......................          23,200        880,440
Morgan Stanley Dean Witter & Co. ................          27,100      1,054,732
                                                                     -----------
                                                                       3,216,812
                                                                     -----------
Insurance-7.3%
American International Group, Inc. ..............          67,900      4,247,145
Travelers Property Casualty Corp. Cl.A(a) .......         130,035      1,725,564
Travelers Property Casualty Corp. Cl.B WI(a) ....          35,500        479,960
                                                                     -----------
                                                                       6,452,669
                                                                     -----------
Mortgage Banking-5.3%
Federal Home Loan Mortgage Corp. ................          68,200      4,199,756
Federal National Mortgage Assn. .................           6,800        454,648
                                                                     -----------
                                                                       4,654,404
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 27

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
         PORTFOLIO OF INVESTMENTS
---------------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------
Miscellaneous-11.3%
Citigroup, Inc. .................................         103,697    $ 3,831,604
MBNA Corp. ......................................         300,125      6,095,539
                                                                     -----------
                                                                       9,927,143
                                                                     -----------
                                                                      25,305,128
                                                                     -----------
Health Care-20.8%
Biotechnology-1.9%
Amgen, Inc.(a) ..................................          36,600      1,704,096
                                                                     -----------
Drugs-6.4%
Pfizer, Inc. ....................................         125,250      3,979,193
Pharmacia Corp. .................................          37,900      1,629,700
                                                                     -----------
                                                                       5,608,893
                                                                     -----------
Medical Products-2.6%
Johnson & Johnson ...............................          36,500      2,144,375
Medtronic, Inc. .................................           2,700        120,960
                                                                     -----------
                                                                       2,265,335
                                                                     -----------
Medical Services-9.9%
Cardinal Health, Inc. ...........................          26,200      1,813,302
Tenet Healthcare Corp.(a) .......................         109,300      3,142,375
UnitedHealth Group, Inc. ........................          41,900      3,810,805
                                                                     -----------
                                                                       8,766,482
                                                                     -----------
                                                                      18,344,806
                                                                     -----------
Technology-15.6%
Communications Equipment-3.2%
Cisco Systems, Inc.(a) ..........................          53,700        600,366
Nokia Corp. (ADR) (Finland) .....................         134,900      2,242,038
                                                                     -----------
                                                                       2,842,404
                                                                     -----------
Computer Hardware/Storage-1.2%
Dell Computer Corp.(a) ..........................          37,100      1,061,431
                                                                     -----------
Computer Services-0.4%
First Data Corp. ................................          10,400        363,376
                                                                     -----------
Computer Software-5.3%
Microsoft Corp.(a) ..............................          80,400      4,298,988
PeopleSoft, Inc.(a) .............................          20,000        362,000
                                                                     -----------
                                                                       4,660,988
                                                                     -----------
Internet Infrastructure-1.2%
eBay, Inc.(a) ...................................          17,000      1,075,420
                                                                     -----------
Semi-Conductor Capital Equipment-1.6%
Applied Materials, Inc.(a) ......................          92,700      1,393,281
                                                                     -----------


--------------------------------------------------------------------------------
28 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)          Value
-------------------------------------------------------------------------------

Semi-Conductor Components-2.7%
Intel Corp. .....................................         41,600    $   719,680
Micron Technology, Inc.(a) ......................         26,400        422,400
QUALCOMM, Inc.(a) ...............................         19,000        655,880
Texas Instruments, Inc. .........................         33,900        537,654
                                                                    -----------
                                                                      2,335,614
                                                                    -----------
                                                                     13,732,514
                                                                    -----------
Consumer Staples-4.5%
Beverages-0.3%
Anheuser-Busch Cos., Inc. .......................          4,400        232,144
                                                                    -----------
Household Products-0.4%
The Procter & Gamble Co. ........................          4,200        371,490
                                                                    -----------
Retail-Food & Drugs-1.8%
Walgreen Co. ....................................         46,100      1,555,875
                                                                    -----------
Tobacco-2.0%
Philip Morris Cos., Inc. ........................         43,600      1,776,700
                                                                    -----------
                                                                      3,936,209
                                                                    -----------
Capital Goods-1.6%
Miscellaneous-1.6%
General Electric Co. ............................         56,100      1,416,525
                                                                    -----------
Total Common Stocks
   (cost $96,871,610) ...........................                    88,712,737
                                                                    -----------
SHORT-TERM INVESTMENT-0.8%
Commercial Paper-0.8%
General Electric Capital Corp.
   1.90%, 11/01/02
   (amortized cost $730,000) ....................       $    730        730,000
                                                                    -----------
Total Investments-101.6%
   (cost $97,601,610) ...........................                    89,442,737
Other assets less liabilities-(1.6%) ............                    (1,390,689)
                                                                    -----------

Net Assets-100% .................................                   $88,052,048
                                                                    ===========

(a)   Non-income producing security.

      Glossary:

      ADR-American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 29

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

Company                                                    Shares          Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.3%

Consumer Services-22.3%
Advertising-0.9%
Getty Images, Inc.(a) ...........................          33,900    $   971,574
                                                                     -----------
Apparel-1.0%
Chico's FAS, Inc.(a) ............................          27,800        536,540
Christopher & Banks Corp.(a) ....................          18,700        499,290
                                                                     -----------
                                                                       1,035,830
                                                                     -----------
Broadcasting & Cable-2.9%
Cumulus Media, Inc. Cl.A(a) .....................          55,700        954,698
Entravision Communications Corp. Cl.A(a) ........         109,000      1,303,640
ValueVision International, Inc. Cl.A(a) .........          59,000        779,980
                                                                     -----------
                                                                       3,038,318
                                                                     -----------
Entertainment & Leisure-2.4%
Action Performance Cos., Inc. ...................          22,900        472,656
Hollywood Entertainment Corp.(a) ................          46,500        914,190
Take-Two Interactive Software, Inc.(a) ..........          43,300      1,116,274
                                                                     -----------
                                                                       2,503,120
                                                                     -----------
Gaming-1.6%
Alliance Gaming Corp.(a) ........................          46,300        775,988
Station Casinos, Inc.(a) ........................          52,500        944,475
                                                                     -----------
                                                                       1,720,463
                                                                     -----------
Restaurants & Lodging-0.1%
Ruby Tuesday, Inc. ..............................           5,100         88,995
                                                                     -----------

Retail-General Merchandise-4.7%
Cost Plus, Inc.(a) ..............................          27,600        797,668
Dick's Sporting Goods, Inc.(a) ..................          34,000        557,600
Electronics Boutique Holdings Corp.(a) ..........          42,400      1,068,522
Group 1 Automotive, Inc.(a) .....................           4,300         90,902
Rent-A-Center, Inc.(a) ..........................          26,000      1,153,100
Too, Inc.(a) ....................................          20,800        526,240
Ultimate Electronics, Inc.(a) ...................          61,400        809,252
                                                                     -----------
                                                                       5,003,284
                                                                     -----------
Toys-0.6%
Leapfrog Enterprises, Inc.(a) ...................          22,500        614,925
                                                                     -----------
Miscellaneous-8.1%
Career Education Corp.(a) .......................          18,800        754,068
Insight Enterprises, Inc.(a) ....................          76,700        585,988
Iron Mountain, Inc.(a) ..........................          60,650      1,710,936
MSC Industrial Direct Co., Inc. Cl.A(a) .........          74,700        968,112
Resources Connection, Inc.(a) ...................          56,400        965,568
ScanSource, Inc.(a) .............................          25,730      1,546,373


--------------------------------------------------------------------------------
30 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------
Strayer Education, Inc. .........................          16,700    $   887,605
The Corporate Executive Board Co.(a) ............          32,300      1,072,037
                                                                     -----------
                                                                       8,490,687
                                                                     -----------
                                                                      23,467,196
                                                                     -----------
Health Care-21.6%
Biotechnology-8.2%
Abgenix, Inc.(a) ................................          91,500        622,200
Charles River Laboratories International,
Inc.(a) .........................................          29,100      1,069,425
InterMune, Inc.(a) ..............................          35,900      1,318,607
Scios, Inc.(a) ..................................          42,400      1,223,664
The Medicines Co.(a) ............................         105,700      1,534,764
Trimeris, Inc.(a) ...............................          28,800      1,518,624
United Therapeutics Corp.(a) ....................          89,900      1,344,005
                                                                     -----------
                                                                       8,631,289
                                                                     -----------
Drugs-1.8%
Axcan Pharma, Inc.(a) ...........................          84,800        903,120
Martek Biosciences Corp.(a) .....................          62,700        985,644
                                                                     -----------
                                                                       1,888,764
                                                                     -----------
Medical Products-5.4%
Advanced Neuromodulation Systems, Inc.(a) .......          36,900      1,125,081
Align Technology, Inc.(a) .......................          83,600        147,972
American Medical Systems Holdings, Inc.(a) ......          47,500        664,525
Conceptus, Inc.(a) ..............................          61,200        852,516
Integra LifeSciences Holdings Corp.(a) ..........          71,500        988,130
OraSure Technologies, Inc.(a) ...................         105,100        533,908
PSS World Medical, Inc.(a) ......................         134,400      1,026,816
Therasense, Inc.(a) .............................          54,900        327,753
                                                                     -----------
                                                                       5,666,701
                                                                     -----------
Medical Services-6.2%
Accredo Health, Inc.(a) .........................          28,600      1,323,608
LifePoint Hospitals, Inc.(a) ....................          33,400      1,047,090
Medical Staffing Network Holdings, Inc.(a) ......          56,900        759,046
Option Care, Inc.(a) ............................         101,200        789,360
Pediatrix Medical Group, Inc.(a) ................          21,600        864,000
Priority Healthcare Corp. Cl.B(a) ...............          25,300        614,537
Stericycle, Inc.(a) .............................          32,400      1,078,920
                                                                     -----------
                                                                       6,476,561
                                                                     -----------
                                                                      22,663,315
                                                                     -----------
Technology-18.6%
Computer Hardware/Storage-0.1%
Avocent Corp.(a) ................................           6,600        132,000
                                                                     -----------
Computer Peripherals-1.5%
Imation Corp.(a) ................................          22,300        912,516
Pericom Semiconductor Corp.(a) ..................          77,900        669,862
                                                                     -----------
                                                                       1,582,378
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 31

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Computer Services-2.7%
Alliance Data Systems Corp.(a) ..................          50,200    $   853,400
Anteon International Corp.(a) ...................          51,000      1,173,000
Precise Software Solutions, Ltd.(a) .............          71,300        827,080
                                                                     -----------
                                                                       2,853,480
                                                                     -----------
Computer Software-3.9%
Cognos, Inc.(a) .................................          57,700      1,143,614
Hyperion Solutions Corp.(a) .....................          55,100      1,487,700
Informatica Corp.(a) ............................         191,600        996,320
MatrixOne, Inc.(a) ..............................          56,000        147,280
NetIQ Corp.(a) ..................................          22,600        318,886
                                                                     -----------
                                                                       4,093,800
                                                                     -----------
Contract Manufacturing-0.7%
Semtech Corp.(a) ................................          52,600        743,238
                                                                     -----------
Semi-Conductor Capital Equipment-1.7%
Brooks-PRI Automation, Inc.(a) ..................          37,600        574,904
MKS Instruments, Inc.(a) ........................          50,100        657,813
Varian Semiconductor Equipment
   Associates, Inc.(a) ..........................          24,200        576,444
                                                                     -----------
                                                                       1,809,161
                                                                     -----------
Semi-Conductor Components-3.0%
ATMI, Inc.(a) ...................................          66,800      1,228,452
Integrated Circuit Systems, Inc.(a) .............          91,000      1,860,040
                                                                     -----------
                                                                       3,088,492
                                                                     -----------
Miscellaneous-5.0%
02Micro International, Ltd.(a) ..................          68,900        591,093
Aeroflex, Inc.(a) ...............................         145,500        842,445
Amphenol Corp. Cl.A(a) ..........................          43,700      1,682,450
Exar Corp.(a) ...................................          74,000        932,400
Plantronics, Inc.(a) ............................          49,400        740,012
Power-One, Inc.(a) ..............................          92,400        497,205
                                                                     -----------
                                                                       5,285,605
                                                                     -----------
                                                                      19,588,154
                                                                     -----------
Finance-15.7%
Banking-Money Center-3.0%
Boston Private Financial Holdings, Inc. .........          39,400        725,354
UCBH Holdings, Inc. .............................          38,700      1,621,143
Wintrust Financial Corp. ........................          25,900        811,447
                                                                     -----------
                                                                       3,157,944
                                                                     -----------
Banking-Regional-3.5%
American Capital Strategies, Ltd. ...............          59,300      1,165,838
R&G Financial Corp. Cl.B ........................          48,500      1,158,665
Westamerica Bancorp .............................          31,600      1,342,368
                                                                     -----------
                                                                       3,666,871
                                                                     -----------


--------------------------------------------------------------------------------
32 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------
Brokerage & Money Management-4.1%
Affiliated Managers Group, Inc.(a) ..............          26,000    $ 1,349,920
BlackRock, Inc.(a) ..............................          23,700        846,564
Hub International, Ltd. .........................          35,600        610,540
Southwest Bancorporation of Texas, Inc.(a) ......          50,500      1,426,625
                                                                     -----------
                                                                       4,233,649
                                                                     -----------
Insurance-3.6%
PMA Capital Corp. Cl.A ..........................          40,100        545,360
RenaissanceRe Holdings, Ltd. (Bermuda) ..........          18,900        774,900
StanCorp Financial Group, Inc. ..................          25,700      1,387,800
Triad Guaranty, Inc.(a) .........................          29,900      1,096,134
                                                                     -----------
                                                                       3,804,194
                                                                     -----------
Miscellaneous-1.5%
Investors Financial Services Corp. ..............          45,300      1,389,351
Jack Henry & Associates, Inc. ...................          20,500        210,720
                                                                     -----------
                                                                       1,600,071
                                                                     -----------
                                                                      16,462,729
                                                                     -----------
Capital Goods-6.0%
Electrical Equipment-1.2%
United Defense Industries, Inc.(a) ..............          58,100      1,329,909
                                                                     -----------
Electronic Equipment-1.8%
EDO Corp. .......................................          62,400      1,045,200
Engineered Support Systems, Inc. ................          17,200        841,596
                                                                     -----------
                                                                       1,886,796
                                                                     -----------
Machinery-1.1%
Navistar International Corp.(a) .................          22,400        502,208
Regal-Beloit Corp. ..............................          35,900        631,122
                                                                     -----------
                                                                       1,133,330
                                                                     -----------
Miscellaneous-1.9%
Champion Enterprises, Inc.(a) ...................         110,700        256,824
IDEX Corp. ......................................          41,300      1,240,652
Robbins & Myers, Inc. ...........................          31,700        486,278
                                                                     -----------
                                                                       1,983,754
                                                                     -----------
                                                                       6,333,789
                                                                     -----------
Energy-5.6%
Domestic Producers-2.0%
Frontier Oil Corp. ..............................          58,800        882,588
Newfield Exploration Co.(a) .....................          34,800      1,217,652
                                                                     -----------
                                                                       2,100,240
                                                                     -----------
Oil Service-1.6%
Spinnaker Exploration Co.(a) ....................          28,600        550,550
W-H Energy Services, Inc.(a) ....................          69,800      1,160,076
                                                                     -----------
                                                                       1,710,626
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 33

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)          Value
-------------------------------------------------------------------------------

Pipelines-2.0%
Cal Dive International, Inc.(a) .................         44,900   $    986,453
Hydril Co.(a) ...................................         39,800      1,076,590
                                                                   ------------
                                                                      2,063,043
                                                                   ------------
                                                                      5,873,909
                                                                   ------------
Basic Industry-4.0%
Chemicals-1.1%
Georgia Gulf Corp. ..............................         51,800      1,126,650
                                                                   ------------
Paper & Forest Products-2.0%
Moore Corp., Ltd.(a) ............................         78,700        869,635
Pactiv Corp.(a) .................................         63,000      1,249,920
                                                                   ------------
                                                                      2,119,555
                                                                   ------------
Miscellaneous-0.9%
Philadelphia Suburban Corp. .....................         44,200        949,858
                                                                   ------------
                                                                      4,196,063
                                                                   ------------
Transportation-2.5%
Air Freight-1.0%
Expeditors International of Washington, Inc. ....         35,600      1,121,756
                                                                   ------------
Shipping-0.9%
Kirby Corp.(a) ..................................         39,000        920,790
                                                                   ------------
Miscellaneous-0.6%
Atlantic Coast Airlines Holdings, Inc.(a) .......         46,400        612,480
                                                                   ------------
                                                                      2,655,026
                                                                   ------------
Total Common Stocks
   (cost $105,611,977) ..........................                   101,240,181
                                                                   ------------
SHORT-TERM INVESTMENT-3.8%
Time Deposit-3.8%
State Street Euro Dollar
   1.25%, 11/01/02
   (amortized cost $4,016,000) ..................       $  4,016      4,016,000
                                                                   ------------
Total Investments-100.1%
   (cost $109,627,977) ..........................                   105,256,181
Other assets less liabilities-(0.1%) ............                       (83,858)
                                                                   ------------

Net Assets-100% .................................                  $105,172,323
                                                                   ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
34 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

Company                                                    Shares          Value
--------------------------------------------------------------------------------

COMMON STOCKS-94.4%

Real Estate Investment Trusts-92.9%
Apartments-16.9%
Apartment Investment & Management Co. ...........         228,500    $ 8,029,490
Archstone-Smith Trust ...........................          77,100      1,768,674
AvalonBay Communities, Inc. .....................          47,300      1,783,210
Camden Property Trust ...........................         170,100      5,330,934
Equity Residential Properties Trust .............         207,200      4,914,784
Essex Property Trust, Inc. ......................          57,400      2,724,204
Gables Residential Trust ........................          39,100        885,615
United Dominion Realty Trust, Inc. ..............         334,500      4,826,835
                                                                     -----------
                                                                      30,263,746
                                                                     -----------
Diversified & Others-8.9%
iStar Financial, Inc. ...........................         161,300      4,580,920
U.S. Restaurant Properties, Inc. ................          91,700      1,181,096
Vornado Realty Trust ............................         277,950     10,214,662
                                                                     -----------
                                                                      15,976,678
                                                                     -----------
Health Care-1.4%
Senior Housing Properties Trust .................         246,800      2,527,232
                                                                     -----------

Hotels-4.9%
Host Marriott Corp.(a) ..........................         757,600      6,212,320
MeriStar Hospitality Corp. ......................         323,000      2,454,800
                                                                     -----------
                                                                       8,667,120
                                                                     -----------
Office-19.8%
Alexandria Real Estate Equities, Inc. ...........          94,600      3,973,200
Boston Properties, Inc. .........................         211,200      7,539,840
Corporate Office Properties Trust ...............         164,600      2,213,870
Equity Office Properties Trust ..................         403,534      9,717,099
Mack-Cali Realty Corp. ..........................         235,700      6,809,373
SL Green Realty Corp. ...........................         152,700      4,455,786
Trizec Properties, Inc. .........................          72,386        734,718
                                                                     -----------
                                                                      35,443,886
                                                                     -----------
Office-Industrial Mix-1.9%
Duke Realty Corp. ...............................         112,700      2,738,610
Mission West Properties, Inc. ...................          57,200        574,860
                                                                     -----------
                                                                       3,313,470
                                                                     -----------
Regional Malls-19.0%
General Growth Properties, Inc. .................         183,300      8,813,064
Macerich Co. ....................................         124,900      3,553,405
Mills Corp. .....................................         211,400      5,866,350
Rouse Co. .......................................         196,400      5,823,260
Simon Property Group, Inc. ......................         291,150      9,942,772
                                                                     -----------
                                                                      33,998,851
                                                                     -----------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 35

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                 PORTFOLIO OF INVESTMENTS
-----------------------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)          Value
-------------------------------------------------------------------------------

Shopping Centers-11.0%
Developers Diversified Realty Corp. .............        363,600   $  7,781,040
Equity One, Inc. ................................        143,800      1,852,144
Heritage Property Investment Trust ..............         98,700      2,353,995
Kimco Realty Corp. ..............................        102,500      3,105,750
Pan Pacific Retail Properties, Inc. .............        133,600      4,475,600
                                                                   ------------
                                                                     19,568,529
                                                                   ------------
Storage-1.0%
Public Storage, Inc. ............................         62,700      1,844,634
                                                                   ------------
Warehouse & Industrial-8.1%
AMB Property Corp. ..............................        132,500      3,551,000
Keystone Property Trust .........................         48,666        806,396
ProLogis Trust ..................................        417,700     10,108,340
                                                                   ------------
                                                                     14,465,736
                                                                   ------------
Total Real Estate Investment Trusts .............                   166,069,882
                                                                   ------------
Real Estate Development & Management-1.5%
Starwood Hotels & Resorts Worldwide, Inc. .......        119,600      2,786,680
                                                                   ------------
Total Common Stocks
   (cost $179,724,476) ..........................                   168,856,562
                                                                   ------------
SHORT-TERM INVESTMENT-5.7%
Time Deposit-5.7%
State Street Euro Dollar
   1.25%, 11/01/02
   (amortized cost $10,104,000) .................      $  10,104     10,104,000
                                                                   ------------
Total Investments-100.1%
   (cost $189,828,476)...........................                   178,960,562
Other assets less liabilities-(0.1%).............                      (123,740)
                                                                   ------------

Net Assets-100%..................................                  $178,836,822
                                                                   ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
36 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

                                                 Premier Growth      Quasar
                                                  Institutional   Institutional
                                                      Fund            Fund
                                                  =============   =============
Assets
Investments in securities, at value
   (cost $97,601,610 and $109,627,977)
   respectively(a) .............................  $  89,442,737   $ 105,256,181
Cash ...........................................            973             363
Collateral held for securities loaned ..........      2,880,000       8,370,200
Receivable for investment securities sold ......        387,383       1,443,039
Receivable for capital stock sold ..............        361,770          75,542
Interest and dividends receivable ..............         35,117          11,756
Deferred organization expenses .................          3,058           7,538
                                                  -------------   -------------
Total assets ...................................     93,111,038     115,164,619
                                                  -------------   -------------
Liabilities
Payable for investment securities
   purchased ...................................        670,755       1,285,965
Payable for collateral received on
   securities loaned ...........................      2,880,000       8,370,200
Payable for capital stock redeemed .............      1,390,425         196,879
Advisory fee payable ...........................         24,971          84,264
Distribution fee payable .......................          5,094              -0-
Accrued expenses ...............................         87,745          54,988
                                                  -------------   -------------
Total liabilities ..............................      5,058,990       9,992,296
                                                  -------------   -------------
Net Assets .....................................  $  88,052,048   $ 105,172,323
                                                  =============   =============
Composition of Net Assets
Capital stock, at par ..........................  $      11,169   $      20,077
Additional paid-in capital .....................    290,504,925     138,724,338
Accumulated net realized loss on
   investment transactions .....................   (194,305,173)    (29,200,296)
Net unrealized appreciation/depreciation
   of investments ..............................     (8,158,873)     (4,371,796)
                                                  -------------   -------------
                                                  $  88,052,048   $ 105,172,323
                                                  =============   =============
Calculation of Maximum Offering Price
Class I Shares
Net assets .....................................  $  67,380,501   $ 105,172,258
                                                  =============   =============
Shares of capital stock issued
   and outstanding .............................      8,511,225      20,076,522
                                                  =============   =============
Class I Shares
Net asset value, redemption and offering price
   per share ...................................         $ 7.92          $ 5.24
                                                         ======          ======
Class II Shares
Net assets .....................................  $  20,671,547   $          65
                                                  =============   =============
Shares of capital stock issued
   and outstanding .............................      2,658,145          12.645
                                                  =============   =============
Class II Shares
Net asset value, redemption and offering price
   per share ...................................         $ 7.78          $ 5.14
                                                         ======          ======

(a) Includes securities on loan with a value of $2,797,050 and $8,008,980, respectively (see Note F).

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 37

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

                                                                Real Estate
                                                                Investment
                                                               Institutional
                                                                   Fund
                                                               =============
Assets
Investments in securities, at value (cost $(189,828,476)) ...  $ 178,960,562(a)
Cash ........................................................            368
Collateral held for securities loaned .......................      2,480,000
Receivable for capital stock sold ...........................      1,207,182
Interest and dividends receivable ...........................        199,619
Deferred organization expenses ..............................          1,942
                                                               -------------
Total assets ................................................    182,849,673
                                                               -------------
Liabilities
Payable for collateral received on securities loaned ........      2,480,000
Payable for investment securities purchased .................      1,087,333
Payable for capital stock redeemed ..........................        227,689
Advisory fee payable ........................................        133,206
Distribution fee payable ....................................              7
Accrued expenses ............................................         84,616
                                                               -------------
Total liabilities ...........................................      4,012,851
                                                               -------------
Net Assets ..................................................  $ 178,836,822
                                                               =============
Composition of Net Assets
Capital stock, at par .......................................  $      23,467
Additional paid-in capital ..................................    195,595,300
Accumulated net realized loss on
   investment foreign currency transactions .................     (5,914,031)
Net unrealized depreciation of investments ..................    (10,867,914)
                                                               -------------
                                                               $ 178,836,822
                                                               =============
Calculation of Maximum Offering Price
Class I Shares
Net assets ..................................................  $ 178,818,141
                                                               =============
Shares of capital stock issued and outstanding ..............     23,464,635
                                                               =============
Class I Shares
Net asset value, redemption and offering price
   per share ................................................         $ 7.62
                                                                      ======
Class II Shares
Net assets ..................................................  $      18,681
                                                               =============
Shares of capital stock issued and outstanding ..............          2,438
                                                               =============
Class II Shares
Net asset value, redemption and offering price
   per share ................................................         $ 7.66
                                                                      ======

(a)   Includes securities on loan with a value of $2,269,984 (see Note F).

See notes to financial statements.


--------------------------------------------------------------------------------
38 o ALLIANCE INSTITUTIONAL FUNDS

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

                                                Premier Growth       Quasar
                                                Institutional    Institutional
                                                     Fund             Fund
                                                ==============   ==============

Investment Income
Dividends (net of foreign taxes withheld
   of $21,926 and $740, respectively) ........  $    1,048,596   $      151,776
Interest .....................................          38,293           79,170
                                                --------------   --------------
Total income .................................       1,086,889          230,946
                                                --------------   --------------
Expenses
Advisory fee .................................       1,627,087          906,375
Distribution fee--Class II ...................          83,031               -0-
Administrative ...............................         123,000          123,000
Custodian ....................................         111,818          155,176
Transfer agency ..............................          98,524           75,141
Audit and legal ..............................          59,740           53,930
Printing .....................................          44,278           10,052
Registration fees ............................          29,791           14,567
Directors' fees and expenses .................          19,375           19,403
Amortization of organization expenses ........          14,600           12,560
Miscellaneous ................................          10,697            5,694
                                                --------------   --------------
Total expenses ...............................       2,221,941        1,375,898
Less: expenses waived and reimbursed
   by adviser (See Note B) ...................        (674,533)        (288,248)
                                                --------------   --------------
Net expenses .................................       1,547,408        1,087,650
                                                --------------   --------------
Net investment loss ..........................        (460,519)        (856,704)
                                                --------------   --------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on investment
   transactions ..............................     (72,436,478)     (21,703,462)
Net change in unrealized
   appreciation/depreciation
   of investments ............................      37,776,489       (4,267,178)
                                                --------------   --------------
Net loss on investments ......................     (34,659,989)     (25,970,640)
                                                --------------   --------------
Net Decrease in Net Assets
   from Operations ...........................  $  (35,120,508)  $  (26,827,344)
                                                ==============   ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 39

-----------------------
STATEMENT OF OPERATIONS
-----------------------

                                                                   Real Estate
                                                                   Investment
                                                                  Institutional
                                                                      Fund
                                                                  =============
Investment Income
Dividends (net of foreign taxes withheld of $6,302) ............  $   5,611,093
Interest .......................................................         86,837
                                                                  -------------
Total income ...................................................      5,697,930
                                                                  -------------
Expenses
Advisory fee ...................................................      1,116,117
Distribution fee--Class II .....................................            104
Administrative .................................................        123,000
Custodian ......................................................        107,114
Audit and legal ................................................         86,273
Printing .......................................................         67,553
Registration fees ..............................................         30,902
Directors' fees and expenses ...................................         21,586
Transfer agency ................................................         20,858
Amortization of organization expenses ..........................         14,965
Miscellaneous ..................................................          5,933
                                                                  -------------
Total expenses .................................................      1,594,405
Less: expenses waived and reimbursed
   by adviser (See Note B) .....................................       (123,043)
                                                                  -------------
Net expenses ...................................................      1,471,362
                                                                  -------------
Net investment income ..........................................      4,226,568
                                                                  -------------
Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions
Net realized gain (loss) on:
   Investments .................................................     (1,097,443)
   Foreign currency transactions ...............................         20,115
Net change in unrealized appreciation/depreciation
   of investments ..............................................     (8,390,538)
                                                                  -------------
Net loss on investments ........................................     (9,467,866)
                                                                  -------------
Net Decrease in Net Assets from Operations .....................  $  (5,241,298)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
40 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                         Premier Growth
                                                        Institutional Fund
                                                   =============================
                                                    Year Ended      Year Ended
                                                   October 31,     October 31,
                                                       2002            2001
                                                   ============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .............................  $   (460,519)   $   (635,478)
Net realized loss on investment
   transactions .................................   (72,436,478)   (119,069,254)
Net realized gain on in-kind redemptions ........            -0-     18,951,753
Net change in unrealized
   appreciation/depreciation
   of investments ...............................    37,776,489     (32,691,947)
                                                   ------------    ------------
Net decrease in net assets from
   operations ...................................   (35,120,508)   (133,444,926)
Distributions to Shareholders from
Net realized gain on investments
   Class I ......................................            -0-    (28,472,291)
   Class II .....................................            -0-       (751,573)
Distributions in excess of net realized
   gain on investments
   Class I ......................................            -0-     (2,884,260)
   Class II .....................................            -0-        (76,135)
Capital Stock Transactions
Net decrease ....................................   (83,136,250)    (84,611,291)
                                                   ------------    ------------
Total decrease ..................................  (118,256,758)   (250,240,476)
Net Assets
Beginning of period .............................   206,308,806     456,549,282
                                                   ------------    ------------
End of period ...................................  $ 88,052,048    $206,308,806
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 41

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                     Quasar Institutional Fund
                                                   ============================
                                                    Year Ended      Year Ended
                                                   October 31,      October 31,
                                                       2002            2001
                                                   ============    ============
Decrease in Net Assets
from Operations
Net investment loss ............................   $   (856,704)   $   (233,626)
Net realized loss on investment
   transactions ................................    (21,703,462)     (7,361,304)
Net change in unrealized
   appreciation/depreciation
   of investments ..............................     (4,267,178)     (1,054,439)
                                                   ------------    ------------
Net decrease in net assets
   from operations .............................    (26,827,344)     (8,649,369)
Distributions to Shareholders from
Net realized gain on investments
   Class I .....................................             -0-     (2,061,488)
   Class II ....................................             -0-            (75)
Distributions in excess of net realized
   gain on investments
   Class I .....................................             -0-       (140,424)
   Class II ....................................             -0-             (5)
Capital Stock Transactions
Net increase ...................................     72,815,987      57,428,334
                                                   ------------    ------------
Total increase .................................     45,988,643      46,576,973
Net Assets
Beginning of period ............................     59,183,680      12,606,707
                                                   ------------    ------------
End of period ..................................   $105,172,323    $ 59,183,680
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
42 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                     Real Estate Investment
                                                       Institutional Fund
                                                   ============================
                                                    Year Ended      Year Ended
                                                   October 31,      October 31,
                                                       2002            2001
                                                   ============    ============
Increase (Decrease) in Net Assets
from Operations
Net investment income ..........................   $  4,226,568    $    547,766
Net realized gain (loss) on investment
   and foreign currency transactions ...........     (1,077,328)         12,743
Net change in unrealized
   appreciation/depreciation
   of investments ..............................     (8,390,538)     (2,612,097)
                                                   ------------    ------------
Net decrease in net assets from
   operations ..................................     (5,241,298)     (2,051,588)
Dividends & Distributions
to Shareholders from
Net investment income
   Class I .....................................     (4,245,555)       (546,675)
   Class II ....................................         (1,128)         (1,102)
Tax return of capital
   Class I .....................................     (2,086,839)        (79,359)
   Class II ....................................           (554)           (160)
Capital Stock Transactions
Net increase ...................................    141,878,161      49,628,103
                                                   ------------    ------------
Total increase .................................    130,302,787      46,949,219
Net Assets
Beginning of period ............................     48,534,035       1,584,816
                                                   ------------    ------------
End of period ..................................   $178,836,822    $ 48,534,035
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 43

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of four funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, AllianceBernstein Real Estate Investment Institutional Fund and Special Equity Institutional Fund. This report relates only to the operations of the Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund (collectively, the "Funds"). Each Fund has different investment objectives and policies. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S.


--------------------------------------------------------------------------------
44 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $73,098 for the Premier Growth Institutional Fund, $73,098 for the Quasar Institutional Fund, and $73,099 for the Real Estate Investment Institutional Fund, have been deferred and are being amortized on a straight-line basis through January 2003, March 2003 and December 2002, respectively.

4. Taxes

It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Funds accrete discounts and amortize premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to their net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not re-


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 45

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

quire such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses and tax return of capital distributions resulted in reclassifications within the capital accounts. These reclassifications had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of 1% of the Premier Growth Institutional and the Quasar Institutional Funds' average daily net assets and .90% of the Real Estate Investment Institutional Fund's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.20% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund and 1.20% and 1.50% of average daily net assets for Class I and Class II of the Quasar Institutional Fund and Real Estate Investment Institutional Fund. For the year ended October 31, 2002, such reimbursement amounted to: Premier Growth Institutional Fund $674,533; Quasar Institutional Fund $288,248 and Real Estate Investment Institutional Fund $123,043.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the year ended October 31, 2002, the Adviser agreed to waive its fees for such services. Such waiver amounted to: Premier Growth Institutional Fund $123,000; Quasar Institutional Fund $123,000 and Real Estate Investment Institutional Fund $123,000.

The Funds compensate Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. For the year ended October 31, 2002, such compensation amounted to:
Premier Growth Institutional Fund $36,000; Quasar Institutional Fund $18,000 and Real Estate Investment Institutional Fund $18,000.

For the year ended October 31, 2002, the Fund's expenses were reduced by $581 and $76 for the Quasar Institutional Fund and Real Estate Investment Institutional Fund, respectively, under an expense offset arrangement with AGIS. There was no offset amount for the Premier Growth Institutional Fund.

Brokerage commissions paid on investment transactions for the year ended October 31, 2002, amounted to $668,978 for the Premier Growth Institutional Fund; $461,375 for the Quasar Institutional Fund and $370,241 for the Real Estate Investment Institutional Fund, of which $22,340, $1,960 and $2,525 was paid by the Premier Growth Institutional Fund, Quasar Institutional Fund and the Real Estate Investment Institutional Fund, respectively, to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
46 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments), for the year ended October 31, 2002 were as follows:

                                         Purchases                                  Sales
                            ===================================      ===================================
                                  Stocks and   U.S. Government             Stocks and   U.S. Government
Fund                        Debt Obligations      and Agencies       Debt Obligations      and Agencies
========================================================================================================
Premier Growth
  Institutional                 $152,890,816           $   -0-           $231,832,926            $   -0-
Quasar Institutional             164,331,142               -0-             92,313,800                -0-
Real Estate Investment
  Institutional                  162,416,996               -0-             28,543,602                -0-

At October 31, 2002, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                                   Gross Unrealized
                                            ==============================     Net Unrealized
Fund                                Cost    Appreciation      Depreciation       Depreciation
==============================================================================================
Premier Growth
  Institutional             $107,378,194    $  6,338,215      $(24,273,672)      $(17,935,457)
Quasar Institutional         113,168,427       9,454,945       (17,367,191)        (7,912,246)
Real Estate Investment
  Institutional              190,490,512       3,746,118       (15,276,068)       (11,529,950)


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 47

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

Premier Growth Institutional Fund                        2002            2001
                                                     ===========     ===========
Distributions paid from:
   Net long-term capital gain ....................   $        -0-    $21,063,293
   Ordinary income ...............................   $        -0-    $11,120,966
                                                     -----------     -----------
   Total taxable distributions ...................            -0-     32,184,259
                                                     -----------     -----------
Total distributions paid .........................   $        -0-    $32,184,259
                                                     -----------     -----------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................        $(184,528,589)(a)
Unrealized appreciation/(depreciation) ................          (17,935,457)(b)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(202,464,046)
                                                               -------------

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $184,528,589, of which $113,207,447 expires in the year 2009 and
      $71,321,142 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Quasar Institutional Fund                                  2002          2001
                                                        ==========    ==========
Distributions paid from:
   Ordinary income .................................    $       -0-   $2,201,992
                                                        ----------    ----------
   Total taxable distributions .....................            -0-    2,201,992
                                                        ----------    ----------
Total distributions paid ...........................    $       -0-   $2,201,992
                                                        ==========    ==========

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(25,659,846)(a)
Unrealized appreciation/(depreciation) .................          (7,912,246)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(33,572,092)
                                                                ------------

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $25,659,846, of which $4,550,282 expires in the year 2009 and $21,109,564 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


--------------------------------------------------------------------------------
48 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Real Estate Investment
Institutional Fund                                       2002            2001
                                                      ==========        ========
Distributions paid from:
   Ordinary income ...........................        $4,246,683        $547,778
                                                      ----------        --------
   Total taxable distributions ...............         4,246,683         547,778
   Tax return of capital .....................         2,087,393          79,518
                                                      ----------        --------
Total distributions paid .....................        $6,334,076        $627,296
                                                      ----------        --------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $ (5,251,995)(a)
Unrealized appreciation/(depreciation) .................         (11,529,950)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(16,781,945)
                                                                ------------

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $5,251,995 of which $251,156 expires in the year 2006, $4,551,298 expires in the year 2007 and $449,541 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Premier Growth Institutional and Quasar Institutional Funds, and Real Estate Investment Institutional Fund have entered into separate securities lending agreements with UBS/PaineWebber, Inc. and AG Edwards & Sons, Inc. (collectively, the "Lending Agents"), respectively. Under the terms of the agreements, the Lending Agents, on behalf of the Funds, administer the lending of portfolio securities to certain broker-dealers. In return, the Funds receive fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agents invest the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Funds. The Lending Agents will indemnify the respective Funds for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2002, the Premier Growth Institutional Fund had loaned securities with a value of $2,797,050 and received cash collateral of $2,880,000 and the Quasar Institutional Fund had loaned securities with a value of $8,008,980 and received cash collateral of $8,370,200 and the Real Estate Investment Institutional Fund had loaned securities with a value of $2,269,984 and received cash collateral of $2,480,000. For the year ended October 31, 2002, the Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund earned fee income of $12,253, $16,643 and $3,631, respectively, which is included in inter-


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 49

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

est income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                                        Premier Growth Institutional Fund

                            ---------------------------   ------------------------------
                                       Shares                         Amount
                            ---------------------------   ------------------------------
                             Year Ended     Year Ended       Year Ended       Year Ended
                            October 31,    October 31,      October 31,      October 31,
                                   2002           2001             2002             2001
                            ------------------------------------------------------------
Class I
Shares sold                   4,647,326      7,869,971    $  47,090,534    $ 102,144,425
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                      -0-     1,989,004               -0-      29,636,162
----------------------------------------------------------------------------------------
Shares redeemed             (14,178,204)   (17,988,800)    (129,330,481)    (245,949,900)
----------------------------------------------------------------------------------------
Net decrease                 (9,530,878)    (8,129,825)   $ (82,239,947)   $(114,169,313)
========================================================================================

Class II
Shares sold                   1,146,063      3,398,300    $  10,608,848    $  41,867,913
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                      -0-        54,898               -0-         808,648
----------------------------------------------------------------------------------------
Shares redeemed              (1,379,950)    (1,163,860)     (11,505,151)     (13,118,539)
----------------------------------------------------------------------------------------
Net increase
  (decrease)                   (233,887)     2,289,338    $    (896,303)   $  29,558,022
========================================================================================


                                            Quasar Institutional Fund

                            ---------------------------   ------------------------------
                                       Shares                         Amount
                            ---------------------------   ------------------------------
                             Year Ended     Year Ended       Year Ended       Year Ended
                            October 31,    October 31,      October 31,      October 31,
                                   2002           2001             2002             2001
                            ------------------------------------------------------------
Class I
Shares sold                  14,548,590      9,189,531    $  94,143,999    $  69,999,883
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                      -0-       261,481               -0-       2,201,671
----------------------------------------------------------------------------------------
Shares redeemed              (3,172,612)    (1,858,701)     (21,328,009)     (14,772,973)
----------------------------------------------------------------------------------------
Net increase                 11,375,978      7,592,311    $  72,815,990    $  57,428,581
========================================================================================


--------------------------------------------------------------------------------
50 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                           Quasar Institutional Fund

                            ---------------------------   ------------------------------
                                       Shares                         Amount
                            ---------------------------   ------------------------------
                             Year Ended     Year Ended       Year Ended       Year Ended
                            October 31,    October 31,      October 31,      October 31,
                                   2002           2001             2002             2001
                            ------------------------------------------------------------
Class II
Shares sold                          -0-             1    $          -0-   $           8
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                      -0-             8               -0-              71
----------------------------------------------------------------------------------------
Shares redeemed                      -0-           (40)              (3)            (326)
----------------------------------------------------------------------------------------
Net decrease                         -0-           (31)   $          (3)   $        (247)
========================================================================================


                                    Real Estate Investment Institutional Fund

                            ---------------------------   ------------------------------
                                      Shares                          Amount
                            ---------------------------   ------------------------------
                             Year Ended     Year Ended       Year Ended       Year Ended
                            October 31,    October 31,      October 31,      October 31,
                                   2002           2001             2002             2001
                            ------------------------------------------------------------
Class I
Shares sold                  18,353,457      6,320,306    $ 151,928,779    $  51,201,285
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                     208,930         27,568        1,746,764          210,000
----------------------------------------------------------------------------------------
Shares redeemed              (1,422,046)      (235,534)     (11,753,333)      (1,845,048)
----------------------------------------------------------------------------------------
Net increase                 17,140,341      6,112,340    $ 141,922,210    $  49,566,237
========================================================================================

Class II
Shares sold                          -0-         8,090    $          -0-   $      62,942
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                         201            161            1,682            1,254
----------------------------------------------------------------------------------------
Shares redeemed                  (5,790)          (283)         (45,731)          (2,330)
----------------------------------------------------------------------------------------
Net increase
  (decrease)                     (5,589)         7,968    $     (44,049)   $      61,866
========================================================================================

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Funds did not utilize the Facility during the year ended October 31, 2002.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 51

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                   Premier Growth Institutional Fund

                                   ----------------------------------------------------------------
                                                               Class I
                                   ----------------------------------------------------------------
                                                                                         January 7,
                                                                                            1998(a)
                                                Year Ended October 31,                           to
                                   --------------------------------------------------   October 31,
                                       2002          2001          2000          1999          1998
                                   ----------------------------------------------------------------
Net asset value, beginning
  of period ...................    $   9.87      $  17.06      $  17.55      $  12.62      $  10.00
                                   ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c) ................        (.02)         (.02)         (.03)         (.04)          .01
Net realized and unrealized
  gain (loss) on investment
  transactions ................       (1.93)        (5.94)          .75          4.98          2.61
                                   ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............       (1.95)        (5.96)          .72          4.94          2.62
                                   ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................          -0-           -0-           -0-         (.01)           -0-
Distributions from net realized
  gain on investments .........          -0-        (1.12)        (1.21)           -0-           -0-
Distributions in excess of
  net realized gains ..........          -0-         (.11)           -0-           -0-           -0-
                                   ----------------------------------------------------------------
Total dividends and
  distributions ...............          -0-        (1.23)        (1.21)         (.01)           -0-
                                   ----------------------------------------------------------------
Net asset value, end
  of period ...................    $   7.92      $   9.87      $  17.06      $  17.55      $  12.62
                                   ================================================================
Total Return
Total investment return based
   on net asset value(d) ......      (19.76)%      (37.36)%        3.94%        39.17%        26.20%
Ratios/Supplemental Data
Net assets, end of period(e) ..    $ 67,380      $178,157      $446,373      $247,269      $ 56,894
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         .90%          .90%          .90%          .90%          .90%(f)
  Expenses, before waivers/
    reimbursements ............        1.32%         1.16%         1.13%         1.28%         2.29%(f)
  Net investment income
    (loss)(c) .................        (.23)%        (.20)%        (.16)%        (.22)%         .08%(f)
Portfolio turnover rate .......          96%          156%          124%           85%           86%

See footnote summary on page 58.


--------------------------------------------------------------------------------
52 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                   Premier Growth Institutional Fund

                                   ----------------------------------------------------------------
                                                               Class II
                                   ----------------------------------------------------------------
                                                                                         January 7,
                                                                                            1998(a)
                                                Year Ended October 31,                           to
                                   --------------------------------------------------   October 31,
                                       2002          2001          2000          1999          1998
                                   ----------------------------------------------------------------
Net asset value, beginning
  of period ...................    $   9.73      $  16.88      $  17.44      $  12.58      $  10.00
                                   ----------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)(c) .....        (.05)         (.06)         (.10)         (.10)         (.03)
Net realized and unrealized
  gain (loss) on investment
  transactions ................       (1.90)        (5.86)          .75          4.96          2.61
                                   ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............       (1.95)        (5.92)          .65          4.86          2.58
                                   ----------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain
  on investments ..............          -0-        (1.12)        (1.21)           -0-           -0-
Distributions in excess of
  net realized gains ..........          -0-         (.11)           -0-           -0-           -0-
                                   ----------------------------------------------------------------
Total distributions ...........          -0-        (1.23)        (1.21)           -0-           -0-
                                   ----------------------------------------------------------------
Net asset value, end
  of period ...................    $   7.78      $   9.73      $  16.88      $  17.44      $  12.58
                                   ================================================================
Total Return
Total investment return based
  on net asset value(d)  ......      (20.04)%      (37.54)%        3.54%        38.63%        25.80%
Ratios/Supplemental Data
Net assets, end of period(e) ..    $ 20,672      $ 28,152      $ 10,176      $  7,790      $  3,014
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............        1.20%         1.20%         1.30%         1.30%         1.30%(f)
  Expenses, before waivers/
    reimbursements ............        1.60%         1.49%         1.53%         1.68%         2.65%(f)
  Net investment loss(c) ......        (.52)%        (.52)%        (.57)%        (.62)%        (.38)%(f)
Portfolio turnover rate .......          96%          156%          124%           85%           86%

See footnote summary on page 58.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 53

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                     Quasar Institutional Fund

                                   ----------------------------------------------------------------
                                                               Class I
                                   ----------------------------------------------------------------
                                                                                          March 17,
                                                                                            1998(a)
                                                Year Ended October 31,                           to
                                   --------------------------------------------------   October 31,
                                       2002          2001          2000          1999          1998
                                   ----------------------------------------------------------------
Net asset value, beginning
  of period ...................    $   6.80      $  11.38      $   7.92      $   7.42      $  10.00
                                   ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c) ................        (.06)         (.05)         (.11)         (.02)           -0-
Net realized and unrealized
  gain (loss) on investment
  transactions ................       (1.50)        (2.69)         3.57           .53         (2.58)
                                   ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............       (1.56)        (2.74)         3.46           .51         (2.58)
                                   ----------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of
  net investment income .......          -0-           -0-           -0-         (.01)           -0-
Distributions from net
  realized gain
  on investments ..............          -0-        (1.72)           -0-           -0-           -0-
Distributions in excess of
  net realized gains ..........          -0-         (.12)           -0-           -0-           -0-
                                   ----------------------------------------------------------------
Total dividends and
  distributions ...............          -0-        (1.84)           -0-         (.01)           -0-
                                   ----------------------------------------------------------------
Net asset value, end of
  period ......................    $   5.24      $   6.80      $  11.38      $   7.92      $   7.42
                                   ================================================================
Total Return
Total investment return based
  on net asset value(d)  ......      (22.94)%      (27.20)%       43.69%         6.88%       (25.80)%
Ratios/Supplemental Data
Net assets, end of period(e) ..    $105,172      $ 59,184      $ 12,606      $ 16,798      $ 20,513
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............        1.20%         1.20%         1.20%         1.20%         1.20%(f)
  Expenses, before waivers/
    reimbursements ............        1.52%         2.38%         2.39%         2.08%         3.82%(f)
  Net investment income
    (loss)(c) .................        (.95)%        (.71)%       (1.08)%        (.20)%         .03%(f)
Portfolio turnover rate .......         106%          125%          181%          144%           61%

See footnote summary on page 58.


--------------------------------------------------------------------------------
54 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                     Quasar Institutional Fund

                                   ----------------------------------------------------------------
                                                               Class II
                                   ----------------------------------------------------------------
                                                                                          March 17,
                                                                                            1998(a)
                                                Year Ended October 31,                           to
                                   --------------------------------------------------   October 31,
                                       2002          2001          2000          1999          1998
                                   ----------------------------------------------------------------
Net asset value, beginning
  of period ...................    $   6.71      $  11.32      $   7.90      $   7.40      $  10.00
                                   ----------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)(c) .....        (.20)         (.07)         (.06)         (.05)        (5.89)
Net realized and unrealized
  gain (loss) on investment
  transactions ................       (1.37)        (2.70)         3.48           .55          3.29
                                   ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............       (1.57)        (2.77)         3.42           .50         (2.60)
                                   ----------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain
  on investments ..............          -0-        (1.72)           -0-           -0-           -0-
Distributions in excess of
  net realized gains ..........          -0-         (.12)           -0-           -0-           -0-
                                   ----------------------------------------------------------------
Total distributions ...........          -0-        (1.84)           -0-           -0-           -0-
                                   ----------------------------------------------------------------
Net asset value, end of
  period ......................    $   5.14      $   6.71      $  11.32      $   7.90      $   7.40
                                   ================================================================
Total Return
Total investment return based
  on net asset value(d)  ......      (23.40)%      (27.71)%       43.29%         6.76%       (26.00)%
Ratios/Supplemental Data
Net assets, end of period .....    $     65      $     87      $    495      $ 14,400(e)   $    283
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............        1.50%         1.50%         1.35%         1.35%         1.60%(f)
  Expenses, before waivers/
    reimbursements ............        1.94%         2.23%         2.29%         2.14%         4.62%(f)
  Net investment loss(c) ......       (3.09)%        (.84)%        (.64)%        (.51)%        (.14)%(f)
Portfolio turnover rate .......         106%          125%          181%          144%           61%

See footnote summary on page 58.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 55

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period


                                            Real Estate Investment Institutional Fund

                                   ----------------------------------------------------------------
                                                               Class I
                                   ----------------------------------------------------------------
                                                                                        December 9,
                                                                                            1997(a)
                                                Year Ended October 31,                           to
                                   --------------------------------------------------   October 31,
                                       2002          2001          2000          1999          1998
                                   ----------------------------------------------------------------
Net asset value, beginning
  of period ...................    $   7.66      $   7.48      $   6.77      $   7.78      $  10.00
                                   ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(c) ...         .28           .39           .07           .37           .43
Net realized and unrealized
  gain (loss) on investment
  transactions ................         .10           .21          1.12          (.90)        (2.26)
                                   ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............         .38           .60          1.19          (.53)        (1.83)
                                   ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........        (.28)         (.39)         (.45)         (.37)         (.39)
Distributions in excess of
  net investment income .......          -0-           -0-         (.03)         (.06)           -0-
Tax return of capital .........        (.14)         (.03)           -0-         (.05)           -0-
                                   ----------------------------------------------------------------
Total dividends and
  distributions ...............        (.42)         (.42)         (.48)         (.48)         (.39)
                                   ----------------------------------------------------------------
Net asset value, end of
  period ......................    $   7.62      $   7.66      $   7.48      $   6.77      $   7.78
                                   ================================================================
Total Return
Total investment return based
  on net asset value(d)  ......        4.58%         8.05%        18.28%        (7.21)%      (18.61)%
Ratios/Supplemental Data
Net assets, end of period(e) ..    $178,818      $ 48,472      $  1,584      $  1,147      $ 18,193
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............        1.19%         1.00%         1.00%         1.00%         1.00%(f)
  Expenses, before waivers/
    reimbursements ............        1.29%         3.52%        13.03%         3.54%         3.09%(f)
  Net investment income(c) ....        3.41%         5.32%         1.01%         4.75%         5.62%(f)
Portfolio turnover rate .......          24%           19%          211%           32%           11%

See footnote summary on page 58.


--------------------------------------------------------------------------------
56 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                              Real Estate Investment Institutional Fund

                                   ----------------------------------------------------------------
                                                               Class II
                                   ----------------------------------------------------------------
                                                                                        December 9,
                                                                                            1997(a)
                                                Year Ended October 31,                           to
                                   --------------------------------------------------   October 31,
                                       2002          2001          2000          1999          1998
                                   ----------------------------------------------------------------
Net asset value, beginning
  of period ...................    $   7.71      $   7.52      $   6.79      $   7.77      $  10.00
                                   ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)(c) ................         .27           .34          (.07)          .20           .41
Net realized and unrealized
  gain (loss) on investment
  transactions ................         .08           .25          1.24          (.74)        (2.28)
                                   ----------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............         .35           .59          1.17          (.54)        (1.87)
                                   ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........        (.27)         (.34)         (.40)         (.36)         (.36)
Distributions in excess of
  net investment income .......          -0-           -0-         (.04)         (.04)           -0-
Tax return of capital .........        (.13)         (.06)           -0-         (.04)           -0-
                                   ----------------------------------------------------------------
Total dividends and
  distributions ...............        (.40)         (.40)         (.44)         (.44)         (.36)
                                   ----------------------------------------------------------------
Net asset value, end of
  period ......................    $   7.66      $   7.71      $   7.52      $   6.79      $   7.77
                                   ================================================================
Total Return
Total investment return based
  on net asset value(d)  ......        4.17%         7.83%        17.86%        (7.32)%      (19.02)%
Ratios/Supplemental Data
Net assets, end of period .....    $     19      $     62(e)   $    440      $    380      $    320
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............        1.49%         1.30%         1.40%         1.40%         1.40%(f)
  Expenses, before waivers/
    reimbursements ............        1.71%         7.57%        15.25%         2.93%         3.59%(f)
  Net investment income(c) ....        3.33%         4.53%         1.00%         2.32%         5.04%(f)
Portfolio turnover rate .......          24%           19%          211%           32%           11%

See footnote summary on page 58.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 57

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived by Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   000's omitted.

(f)   Annualized.


--------------------------------------------------------------------------------
58 o ALLIANCE INSTITUTIONAL FUNDS

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                            INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors
Alliance Institutional Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund (three of the funds constituting the Alliance Institutional Funds, Inc. (the "Funds")) as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Alliance Institutional Funds, Inc. at October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 2, 2002


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 59

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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60 o ALLIANCE INSTITUTIONAL FUNDS

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 61

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
62 o ALLIANCE INSTITUTIONAL FUNDS

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred L. Harrison, Executive Vice President
Jane Mack Gould, Executive Vice President
Bruce K. Aronow, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
David A. Kruth, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 63

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND           OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                        COMPLEX       DIRECTORSHIPS
       ADDRESS                            OCCUPATION(S)                    OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                   DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57          President, Chief Operating Officer and a        114             None
1345 Avenue of the              Director of Alliance Capital Management
Americas                        Corporation ("ACMC"), with which he has
New York, NY 10105              been associated with since prior to 1997.
(5)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72              Formerly an Executive Vice President and         93             None
P.O. Box 4623                   Chief Insurance Officer of The Equitable
Stamford, CT 06903              Life Assurance Society of the United States;
(5)                             Chairman and Chief Executive Officer of
                                Evlico. Formerly a Director of Avon, BP
                                Amoco Corporation, Ecolab, Inc., Tandem
                                Financial Group and Donaldson, Lufkin &
                                Jenrette Securities Corporation.

David H. Dievler, #+, 73        Independent Consultant. Until December           98            None
P.O. Box 167                    1994, Senior Vice President of ACMC
Spring Lake, NJ 07762           responsible for mutual fund administration.
(5)                             Prior to joining ACMC in 1984, Chief
                                Financial Officer of Eberstadt Asset
                                Management since 1968. Prior to that,
                                Senior Manager at Price Waterhouse & Co.
                                Member of the American Institute of
                                Certified Public Accountants since 1953.

John H. Dobkin, #+, 60          Consultant. Formerly a Senior Advisor
(5)                             from June 1999 - June 2000 and President
                                (December 1989 - May 1999) of Historic
                                Hudson Valley (historic preservation).
                                Previously, Director of the National
                                Academy of Design and during 1988-92,
                                Director and Chairman of the Audit
                                Committee of ACMC.

William H. Foulk, Jr., #+, 70   Investment Adviser and Independent              110            None
2 Soundview Drive               Consultant. Formerly Senior Manager
Suite 100                       of Barrett Associates, Inc., a registered
Greenwich, CT 06830             investment adviser, with which he had been
(5)                             associated since prior to 1997. Former
                                Deputy Comptroller of the State of New York
                                and, prior thereto, Chief Investment
                                Officer of the New York Bank for Savings.


--------------------------------------------------------------------------------
64 o ALLIANCE INSTITUTIONAL FUNDS

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                           PORTFOLIOS
                                                                             IN FUND           OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                        COMPLEX       DIRECTORSHIPS
       ADDRESS                            OCCUPATION(S)                    OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                   DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Clifford L. Michel, #+, 63      Senior Counsel of the law firm of               93        Placer Dome Inc.
15 St. Bernard's Road           Cahill Gordon & Reindel, since February
Gladstone, NJ 07934             2001 and a partner of that firm for more
(5)                             than 25 years prior thereto. President and
                                Chief Executive Officer and Director of
                                Wenonah Development Company (investments)
                                and a Director of Placer Dome Inc.
                                (mining).

Donald J. Robinson, #+, 68      Senior Counsel of the law firm of Orrick,       92              None
98 Hell's Peak Road             Herrington & Sutcliffe LLP since January
Weston, VT 05161                1997. Formerly a senior partner and a
(5)                             member of the Executive Committee of that
                                firm. Formerly a member and Chairman of the
                                Municipal Securities Rulemaking Board and a
                                Trustee of the Museum of the City of New
                                York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 65

----------------------
MANAGEMENT OF THE FUND
----------------------

OFFICER INFORMATION

Officers of The Fund
Certain information concerning the Fund's Officers is listed below.

                             PRINCIPAL POSITION(S)                   PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE          HELD WITH FUNDS                       DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
John D. Carifa, 57          Chairman and President      See biography above.

Jane Mack Gould, 64         Executive Vice President    Senior Vice President of ACMC**, with which she
                                                        has been associated since prior to 1997.

Alfred Harrison, 65         Executive Vice President    Vice Chairman and a Director of ACMC, with which
                                                        he has been associated since prior to 1997.

Bruce K. Aronow, 36         Senior Vice President       Senior Vice President of ACMC** since 1999. Prior
                                                        thereto, he was a Vice President at Invesco since
                                                        1998, and a Vice President at LGT Asset Management
                                                        since prior to 1997.

Daniel G. Pine, 50          Senior Vice President       Senior Vice President of ACMC**, with which he has
                                                        been associated since prior to 1997.

Thomas Bardong, 57          Vice President              Senior Vice President of ACMC**, with which he has
                                                        been associated since prior to 1997.

Thomas Kamp, 41             Vice President              Vice President of ACMC"**, with which he has been
                                                        associated since prior to 1997.

David Kruth, 39             Vice President              Vice President of ACMC**, with which he has been
                                                        associated since 1997.

Daniel Nordby, 58           Vice President              Senior Vice President of ACMC**, with which he has
                                                        been associated since prior to 1997.

Michael J. Reilly, 38       Vice President              Senior Vice President of ACMC**, with which he has
                                                        been associated since prior to 1997.

Edmund P. Bergan, Jr., 52   Secretary                   Senior Vice President and the General Counsel of
                                                        Alliance Fund Distributors, Inc. ("AFD")** and
                                                        Alliance Global Investor Services Inc. ("AGIS")**,
                                                        with which he has been associated since prior to
                                                        1997.


--------------------------------------------------------------------------------
66 o ALLIANCE INSTITUTIONAL FUNDS

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                           PRINCIPAL POSITION(S)                 PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE         HELD WITH FUNDS                    DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
Mark D. Gersten, 52         Treasurer and Chief         Senior Vice President of AGIS** and a
                            Financial Officer           Vice President of AFD**, with which he
                                                        has been associated since prior to 1997.

Vincent S. Noto, 38         Controller and Chief        Vice President of AGIS**, with which he
                            Accounting Officer          has been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS O 67

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
68 o ALLIANCE INSTITUTIONAL FUNDS

Alliance Institutional Funds
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

  Alliance Capital [LOGO](R)
  The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INSTAR1002